Intangible Assets, Net	12 Months Ended
Dec. 31, 2018
INTANGIBLE ASSETS, NET [Abstract]
Intangible Assets, Net

11. INTANGIBLE ASSETS, NET

The following tables summarize the Group’s intangible assets, net:

	As of December 31, 2018 (in thousands)
Items	Gross Carrying Amount	Accumulated Amortization	Impairment[1]	Net Carrying Amount
Operating rights for licensed games	$46,328	$(22,299)	$(11,806)	$12,223
Computer software	6,618	(6,415)	—	203
Developed technologies	8,319	(880)	(7,439)	—
Trademarks and domain names	15,577	(5,451)	(9,823)	303
Others	6,119	(2,251)	(2,693)	1,175

Total	$82,961	$(37,296)	$(31,761)	$13,904

	As of December 31, 2017 (in thousands)
Items	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Operating rights for licensed games	$34,296	$(17,883)	$(10,925)	$5,488
Computer software	7,413	(6,585)	—	828
Developed technologies	18,688	(4,495)	(14,088)	105
Trademarks and domain names	20,151	(6,305)	(13,279)	567
Others	19,427	(12,170)	(5,785)	1,472

Total	$99,975	$(47,438)	$(44,077)	$8,460

[1]

The Group recognized $8.9 million and $3.4 million in losses for impairment of intangible assets of MoboTap in 2015 and 2017, respectively. The Group completed the sale of all of the equity interests in MoboTap in March 2018.

Amortization

Amortization expense for intangible assets was $12.4 million, $7.8 million and $6.4 million, respectively, for the years ended December 31, 2016, 2017 and 2018.

As of December 31, 2018, amortization expense of intangible assets for future years was expected to be as follows:

Amortization expense of intangible assets (in thousands)
2019	$6,350
2020	4,837
2021	1,916
2022	362
2023	290
Thereafter	149

Total expected amortization expense	$13,904

Impairment of Intangible Assets

In 2016, the Group recognized $0.4 million in losses for impairment of intangible assets, primarily related to the content of and license rights to the Group’s online games.

In 2017, the Group recognized $4.6 million in losses for impairment of intangible assets, primarily related to the intangible assets operated by MoboTap and the content of and license rights to the Group’s online games. In 2017, the business operations and performance of MoboTap were adversely affected by enhanced restrictions the Chinese regulatory authorities imposed on card and board games. As a result, the Company’s management determined that it was unlikely for MoboTap to gain users and grow its online card and board games revenues in China. Management performed an impairment test in the third quarter of 2017 using the discounted cash flow method and recognized $3.4 million impairment loss for intangible assets. Please refer to “Note 2 — REORGANIZATION AND ACQUISITIONS” for more details. The impairment loss was recognized in the consolidated statements of comprehensive income under “goodwill impairment and impairment of intangibles as part of acquisition of a business”. The impaired intangible assets consisted of technology, trademarks and license rights.

In 2018, the Group recognized $1.5 million in losses for impairment of intangible assets, primarily related to the content of and license rights to the Group’s online games.